Exhibit 24.01


                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ C. Michael Armstrong
                         ____________________________
                              C. Michael Armstrong

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ Edward H. Budd
                         ____________________________
                               Edward H. Budd

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Joseph A. Califano
                         ____________________________
                               Joseph A. Califano

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Douglas D. Danforth
                         ____________________________
                               Douglas D. Danforth

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ Robert F. Daniell
                         ____________________________
                               Robert F. Daniell

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ Leslie B. Disharoon
                         ____________________________
                               Leslie B. Disharoon

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995


                           /s/ Gerald R. Ford
                         ____________________________
                               Gerald R. Ford

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Ann D. Jordan
                         ____________________________
                               Ann D. Jordan

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Robert I. Lipp
                         ____________________________
                               Robert I. Lipp

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ Dudley E. Mecum
                         ____________________________
                               Dudley E. Mecum

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Andrall E. Pearson
                         ____________________________
                               Andrall E. Pearson

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 27th day of September, 1995.


                           /s/ Frank J. Tasco
                         ____________________________
                               Frank J. Tasco

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Linda J. Wachner
                         ____________________________
                               Linda J. Wachner

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Travelers Group Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of either debt securities or any combination of all or some of the following securities of the Company: debt securities, guarantees of debt securities, preferred shares, convertible preferred shares, common shares, par value $.01 per share, options, warrants or other rights relating to any one or more of foreign currency exchange rates or other items or indices, in such amounts as may result in proceeds to the Company of $1 billion (the "Securities"), to be offered by the Company, including from time to time under a Rule 415 shelf registration, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3 or other appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

          In Witness Whereof, the undersigned has signed these presents this 25th day of October, 1995.


                           /s/ Arthur Zankel
                         ____________________________
                               Arthur Zankel